UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kent P. Barnes, Secretary

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-1681

Registrant’s telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Item 1. Reports to Stockholders.

(a)

Alexis Practical Tactical ETF (LEXI)

ANNUAL REPORT

May 31, 2023

Alexis Practical Tactical ETF

1

Alexis Practical Tactical ETF

Shareholder Letter

May 31, 2023 (Unaudited)

Dear Fellow Shareholders:

The Alexis Practical Tactical ETF (LEXI) was launched June 30, 2021, to allow access to our Practical approach to Tactical investing in a transparent, tax efficient and accessible vehicle. Our goal is to add value by:

•	Participating more in rising than falling markets

•	De-emphasizing weak areas while adding/maintaining exposure to areas of strength

•	Investing in a broad range of asset classes, allowing the flexibility to adapt to a range of scenarios.

Since inception, market conditions evolved from favorable to sharply negative and back to favorable. Through this volatile period, LEXI has outperformed its benchmark, earning -2.47% on both an NAV and market price basis versus -2.77% for the benchmark portfolio. During the fiscal year ended May 31, 2023, LEXI returned -2.29% at NAV and -2.30% at market price versus 1.02% for the benchmark portfolio. The benchmark is comprised of the following indexes: 35% S&P 500 Index, 35% Morningstar Global Markets Index and 30% Bloomberg U.S. Aggregate Bond Index.

Summary of Market Conditions:

At the time of our last annual report, high inflation pressed the Fed to tighten monetary conditions by raising interest rates at the fastest pace in decades. Rising interest rates stoked recession fears, pushing both stocks and bonds globally into a bear market, with major indexes reaching an initial low in June and a final trough in October 2022.

By October 2022, investor sentiment soured considerably as stocks fell, with several prominent surveys indicating pessimism at least as severe as March 2020 when the economy was shuttered by the COVID pandemic. This, along with other indicators we follow that measure the potential maturity of bear market cycles, prompted us to increase exposure to stocks with the goal of increased participation in eventual recovery.

As of the Fund’s fiscal year end May 31, 2023, the Fed is potentially nearing the end of the current tightening cycle. Inflation has declined considerably but remains well above the Fed’s 2% target and is likely to remain elevated for some time. Supply chains are also slowly improving. Stocks have staged a significant recovery off the October 2022 lows yet remain well below peak 2022 levels.

What helped:

Maintaining minimal exposure to fixed income, primarily in the form of short-term treasury bills, helped LEXI avoid significant losses as interest rates rose and bond prices declined. Increasing the Fund’s equity investments as stocks worked through a bottoming process between June and October 2022 allowed LEXI to participate more in the recovery than in the decline.

Diversification allowed the Fund to mitigate multiple leadership changes. For example, the initial rally off the October lows was led by industrial and value stocks. Foreign stock ETFs (especially those focused in Europe) outpaced US indexes from November 2022 through February 2023 and we incrementally added exposure to ETFs that invest overseas to LEXI’s portfolio.

Tech stocks struggled through most of 2022 but led for most of the period between February 2023 and LEXI’s fiscal year-end. Although we reduced exposure to mega cap tech names, we maintained significant holdings that proved especially helpful in May 2023, a month where tech gained and most other sectors lost money.

What hurt:

In some ways, diversification proved painful at times. This was especially true from March 2023 through LEXI’s fiscal year-end. Following a regional bank crisis that wiped out the equity of three large regional banks, market leadership changed rather dramatically.

2

Alexis Practical Tactical ETF

Shareholder Letter

May 31, 2023 (Unaudited)

A surge in tech stocks that dominate headline indexes like the S&P 500 Index helped push the cap weighted index to a modest gain in May 2023. Other, more diversified indexes (including the equal-weight S&P 500 Index) lost 3% and in some cases more.

LEXI’s tech exposure helped mitigate losses in May 2023, but performance was weighted down for the month because LEXI also had significant exposure to foreign ETFs, industrial stocks and value oriented ETFs that struggled.

As part of our long-term strategy, we incrementally added stock exposure to LEXI as the market correction worsened and stocks fell deep into bear market territory. This ultimately boosted performance as stocks rebounded, but initially this added exposure increased volatility as it took a few months for the bottoming process to complete.

What now?

Monetary conditions are tight and likely will remain so for some time until inflation pressures wane. Global supply chains have improved but the labor market remains tight, and productivity needs to improve to bring down inflation and help justify valuations.

Investor sentiment has improved as the market slowly heals from the 2022 bear market. This has helped limit the downside of the last few corrections as investors who were hesitant to embrace the rebound slowly acknowledged that the worst may be behind us.

Some pundits fear that the recent narrowing of leadership is an ominous sign. Our research suggests, however, that breadth should improve as the trend gets stronger. This leads us to remain diversified to allow stocks beyond the tech sector to play catch up in the months ahead.

As much as we believe the 2022 bear market is over and the worst is behind us, we plan to rebalance from being significantly overweight stocks to a more neutral allocation in the months ahead. As we do this, we will be especially attentive to emerging leadership trends and incrementally seek to concentrate LEXI’s stock portfolio in alignment with momentum leaders.

We appreciate your trust and confidence and both Alexis Browne and Jason Browne are available if you have any questions at alexis@alexisinvests.com or jason@alexisinvests.com.

Jason Browne	Alexis Browne
President	Portfolio Manager

Investing Involves risk Including possible loss of principal.

The Fund’s investment performance depends upon the successful allocation by the Adviser of the Fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. There is no guarantee that the Adviser’s allocation techniques and decisions will be successful.

Fixed income securities are subject to call, credit, extension, and interest rate risk. Foreign and emerging market investing involves currency, political and economic risk. Investments in real estate, commodities and mortgage-backed securities and other alternative investments include additional risks. For a more complete discussion see the prospectus.

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Alexis Practical Tactical ETF

Performance Overview

May 31, 2023 (Unaudited)

Hypothetical Growth of $10,000 Investment

(Since Commencement through 5/31/2023)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund. Assumes reinvestment of dividends and capital gains but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

ANNUALIZED TOTAL RETURN FOR THE PERIOD ENDED May 31, 2023
Total Returns	1 Year	Since Commencement[1]
Alexis Practical Tactical ETF — NAV	-2.29%	-2.47%
Alexis Practical Tactical ETF — Market	-2.30%	-2.47%
35% S&P 500 Index/35% Morningstar Global Markets Index/30% Bloomberg U.S. Aggregate Bond Index	1.02%	-2.77%

1 The Fund commenced operations on June 30, 2021.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call 1-866-LEXI-ETF (1-866-539-4383). You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The Morningstar Global Markets Index measures the performance of stocks located in developed and emerging markets worldwide. The Bloomberg U.S. Aggregate Bond Index broadly tracks the U.S. investment-grade bond market.

4

Alexis Practical Tactical ETF

Schedule of Investments

May 31, 2023

	Shares	Value
COMMON STOCKS — 13.7%
Consumer Discretionary — 2.2%
Marriott International, Inc. - Class A	2,158	$ 362,091
Tesla, Inc.(a)	1,021	208,212
The Home Depot, Inc.	1,953	553,578
Ulta Beauty, Inc.(a)	694	284,422
		1,408,303
Financials — 1.8%
Morgan Stanley	7,075	578,452
The Charles Schwab Corp.	7,682	404,765
The PNC Financial Services Group, Inc.	1,216	140,849
		1,124,066
Industrials — 4.9%
Caterpillar, Inc.	2,049	421,582
Cummins, Inc.	2,750	562,127
Deere & Co.	1,913	661,860
Honeywell International, Inc.	2,982	571,351
Lockheed Martin Corp.	1,176	522,156
United Rentals, Inc.	969	323,443
		3,062,519
Technology — 4.8%
Apple, Inc.	5,507	976,116
Applied Materials, Inc.	7,211	961,226
Microsoft Corp.	1,746	573,369
Visa, Inc. - Class A	2,411	532,903
		3,043,614
TOTAL COMMON STOCKS (Cost $8,571,942)		8,638,502
EXCHANGE TRADED FUNDS — 74.9%(c)
Equity — 74.9%
Amplify CWP Enhanced Dividend	44,154	1,520,664
Invesco QQQ Trust Series 1	11,333	3,943,771
Invesco S&P 500 Equal Weight ETF	25,210	3,519,568
iShares MSCI EAFE ETF	66,508	4,700,120
iShares MSCI EAFE Small-Cap ETF	37,952	2,208,427
iShares MSCI USA Momentum Factor ETF	22,550	3,055,525
iShares Russell 1000 Value ETF	5,997	891,274

	Shares	Value
iShares S&P Mid-Cap 400 Value ETF	37,022	$ 3,628,156
SPDR Dow Jones Industrial Average ETF Trust	13,460	4,435,339
SPDR S&P Homebuilders ETF	18,710	1,288,932
SPDR S&P MidCap 400 ETF Trust	7,748	3,410,282
VanEck Semiconductor ETF	5,170	746,186
Vanguard Dividend Appreciation ETF	25,105	3,847,341
Vanguard FTSE Europe ETF	76,701	4,618,934
Vanguard Health Care ETF	10,045	2,369,214
Xtrackers MSCI EAFE Hedged Equity ETF	85,000	3,024,300
TOTAL EXCHANGE TRADED FUNDS (Cost $47,005,436)		47,208,033
SHORT-TERM INVESTMENTS — 10.5%
Deposit Accounts — 3.5%
U.S. Bank Money Market Deposit Account, 5.00%(b)	2,193,670	2,193,670
U.S. Treasury Bills — 7.0%(d)
5.34%, 7/27/2023	2,500,000	2,479,858
5.45%, 10/26/2023	2,000,000	1,957,124
		4,436,982
TOTAL SHORT-TERM INVESTMENTS (Cost $6,635,247)		6,630,652
TOTAL INVESTMENTS (Cost $62,212,625) — 99.1%		62,477,187
Other assets and liabilities, net — 0.9%		569,660
NET ASSETS — 100.0%		$ 63,046,847

(a)	Non-income producing security.
(b)	The rate shown is the yield at period end.
(c)	To the extent the Fund invests more heavily in particular sectors or asset classes, its performance will be especially sensitive to developments that significantly affect those sectors or asset classes.
(d)	The rate shown is the effective yield at period end.

The accompanying notes are an integral part of these financial statements.

5

Industry Diversification*

*    Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

6

Alexis Practical Tactical ETF
Statement of Assets and Liabilities
May 31, 2023

Assets
Investments, at value (cost $62,212,625)	$62,477,187
Receivable for investment securities sold	569,769
Dividend and interest receivable	45,724
Total assets	63,092,680
Liabilities
Payable to Adviser	45,833
Total liabilities	45,833
Net Assets	$63,046,847
Net Assets Consists of:
Paid-in capital	$62,033,323
Total distributable earnings	1,013,524
Net Assets	$63,046,847
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,676,834
Net Asset Value, redemption price and offering price per share	$23.55

The accompanying notes are an integral part of these financial statements.

7

Alexis Practical Tactical ETF
Statement of Operations
For the Year Ended May 31, 2023

Investment Income
Dividend income	$966,734
Interest income	158,015
Total investment income	1,124,749
Expenses
Investment advisory fees	470,274
Total expenses	470,274
Net investment income	654,475
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(3,412,044)
Net change in unrealized appreciation/depreciation on investments	1,393,760
Net realized and unrealized loss on investments	(2,018,284)
Net decrease in net assets from operations	$(1,363,809)

The accompanying notes are an integral part of these financial statements.

8

Alexis Practical Tactical ETF
Statements of Changes in Net Assets

	Year Ended May 31, 2023	Period Ended May 31, 2022(1)
From Operations
Net investment income	$654,475	$137,679
Net realized loss on investments	(3,412,044)	(954,582)
Net change in unrealized appreciation/depreciation on investments	1,393,760	(1,129,198)
Net decrease in net assets resulting from operations	(1,363,809)	(1,946,101)
From Distributions
Distributable earnings	(499,146)	(119,707)
Total distributions	(499,146)	(119,707)
From Capital Share Transactions
Proceeds from shares sold	20,281,814	61,674,832
Cost of shares redeemed	(8,098,732)	(6,882,304)
Net increase in net assets resulting from capital share transactions	12,183,082	54,792,528
Total Increase in Net Assets	10,320,127	52,726,720
Net Assets
Beginning of period	52,726,720	—
End of period	$63,046,847	$52,726,720
Changes in Shares Outstanding
Shares outstanding, beginning of period	2,166,834	—
Shares sold	860,000	2,436,834
Shares redeemed	(350,000)	(270,000)
Shares outstanding, end of period	2,676,834	2,166,834

(1) The Fund commenced operations on June 30, 2021.

The accompanying notes are an integral part of these financial statements.

9

Alexis Practical Tactical ETF
Financial Highlights
For a Share Outstanding Throughout each Period

	Year Ended May 31, 2023	Period Ended May 31, 2022(1)
Net Asset Value, Beginning of Period	$24.33	$25.00
Income (Loss) from Investment Operations:
Net investment income(2)	0.28	0.08
Net realized and unrealized gain (loss) on investments	(0.84)	(0.69)
Total from investment operations	(0.56)	(0.61)
Less Distributions:
From net investment income	(0.22)	(0.06)
Total distributions	(0.22)	(0.06)
Net Asset Value, End of Period	$23.55	$24.33
Total Return, at NAV(3)	-2.29%	-2.44%	(5)
Total Return, at Market(4)	-2.30%	-2.44%	(5)
Supplemental Data and Ratios:
Net assets, end of period (000’s)	$63,047	$52,727
Ratio of expenses to average net assets(8)	0.85%	0.85%	(6)
Ratio of net investment income to average net assets(8)(9)	1.18%	0.32%	(6)
Portfolio turnover rate(7)	70%	51%	(5)

(1)	The Fund commenced investment operations on June 30, 2021.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
(4)	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Excludes in-kind transactions associated with creations and redemptions of the Fund.
(8)	Does not include income and expenses of exchange traded funds in which the Fund invests.
(9)	Ratio is impacted by the timing of underlying fund distributions.

The accompanying notes are an integral part of these financial statements.

10

Alexis Practical Tactical ETF

Notes to Financial Statements

May 31, 2023

1.	ORGANIZATION

Alexis Practical Tactical ETF (the “Fund”) is a diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks total return primarily through long-term capital appreciation, with income and capital preservation as secondary objectives.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by Alexis Investment Partners, LLC (“AIP” or the “Adviser”) using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values

11

Alexis Practical Tactical ETF

Notes to Financial Statements

May 31, 2023

may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds and money market deposit accounts are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

12

Alexis Practical Tactical ETF

Notes to Financial Statements

May 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at May 31, 2023, are as follows:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$8,638,502	$—	$—	$8,638,502
Exchange Traded Funds	47,208,033	—	—	47,208,033
Short-Term Investments	2,193,670	4,436,982	—	6,630,652
Total Investments - Assets	$58,040,205	$4,436,982	$—	$62,477,187

*	See the Schedule of Investments for industry classifications.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Long-term capital gain distributions from investment companies, if any, are classified as realized gains for financial reporting. Discounts and premiums on fixed income securities are accreted or amortized using the effective interest method.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from net investment income, if any, at least annually, and distributes its net capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than

13

Alexis Practical Tactical ETF

Notes to Financial Statements

May 31, 2023

not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of May 31, 2023, the Fund’s fiscal year end, the Fund had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of May 31, 2023, the Fund had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund recognized no interest or penalties related to uncertain tax benefits in the 2023 fiscal year. At May 31, 2023, the Fund’s fiscal year end, the tax periods since commencement of operations remained open to examination in the Fund’s major tax jurisdiction.

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and AIP, the Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of:

Rate

0.85% on first $250,000,000

0.75% on the next $250,000,000; and

0.65% in excess of $500,000,000

AIP has agreed to pay all expenses of the Fund except the fee paid to AIP under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

At May 31, 2023, a majority of the outstanding shares of the Fund were held in separately managed accounts of the Adviser.

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor enters into agreements with certain broker-dealers and others that will

14

Alexis Practical Tactical ETF

Notes to Financial Statements

May 31, 2023

allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Fund. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees.

However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants may be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable business day. The Creation Unit Transaction Fee charged by the Fund for each creation order is $300.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Fund are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous

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Alexis Practical Tactical ETF

Notes to Financial Statements

May 31, 2023

Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

5. FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Long-Term Capital Gain
Year ended May 31, 2023	$499,146	$—
Period ended May 31, 2022	119,707	—

(1)	Ordinary income includes short-term capital gains.

At May 31, 2023, the Fund’s fiscal year end, the components of distributable earnings and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

Federal Tax Cost of Investments	$59,756,077
Gross Tax Unrealized Appreciation	$4,623,811
Gross Tax Unrealized Depreciation	(1,902,701)
Net Tax Unrealized Appreciation (Depreciation)	2,721,110
Undistributed Ordinary Income	158,824
Other Accumulated Gain (Loss)	(1,866,410)
Distributable Earnings	$1,013,524

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book-basis and tax-basis on the securities received as a result of the in-kind contribution seeding the Fund.

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses and post-October losses are determined only at the end of each fiscal year. The Fund did not defer any late year losses for the fiscal year ended May 31, 2023. At May 31, 2023, the Fund’s fiscal year end, the Fund had short-term capital losses of $811,668 and long-term capital losses of $1,054,742 remaining which will be carried forward indefinitely to offset future realized capital gains.

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Alexis Practical Tactical ETF

Notes to Financial Statements

May 31, 2023

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind. For the fiscal year ended May 31, 2023, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities:

	Total Distributable Earnings	Paid-in Capital
Alexis Practical Tactical ETF	$971,964	$(971,964)

6. INVESTMENT TRANSACTIONS

During the fiscal year ended May 31, 2023, the Fund realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from total distributable earnings (accumulated losses) to paid in-capital. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statement of Operations is as follows:

	Realized Gains	Realized Losses
Alexis Practical Tactical ETF	$18,810	$(991,231)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the fiscal year ended May 31, 2023, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
Alexis Practical Tactical ETF	$36,064,813	$41,332,028	$18,626,406	$7,794,566

7.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

A complete description of principal risks is included in the prospectus under the heading ‘‘Principal Investment Risks’’.

8.	IN-KIND CONTRIBUTIONS

As part of the Fund’s commencement of operations on June 30, 2021, the Alexis Practical Tactical ETF received an in-kind contribution from accounts managed by the Adviser, which consisted of $17,170,856 of securities which were recorded at their current value to align the Fund’s performance with ongoing financial reporting. However, as the transaction was determined to be a non-taxable transaction by management, the Fund elected to retain the securities’ original cost basis for tax purposes. The cost of the contributed securities as of June 30, 2021, was $12,510,366, resulting in net unrealized appreciation on investments of $4,660,490 as of that date. As a result of the in-kind contribution, the Alexis Practical Tactical ETF issued 686,834 shares at a $25.00 per share net asset value.

9.	SUBSEQUENT EVENTS

Management has evaluated the Fund’s related events and transactions that occurred subsequent to May 31, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Alexis Practical Tactical ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alexis Practical Tactical ETF and

Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Alexis Practical Tactical ETF (the “Fund”), a series of Listed Funds Trust (the “Fund”) as of May 31, 2023, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended May 31, 2023 and for the period from June 30, 2021 (commencement of operations) through May 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 28, 2023

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Alexis Practical Tactical ETF

Board Consideration and Approval of Advisory Agreement (Unaudited)

At meetings held on February 21, 2023 (the “February Meeting”) and March 8, 2023 (the “March Meeting” and together with the February Meeting, the “Meetings”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of the continuation of the advisory agreement (the “Agreement”) between Alexis Investment Partners, LLC (the “Adviser”) and the Trust, on behalf of Alexis Practical Tactical ETF (the “Fund”).

Pursuant to Section 15 of the 1940 Act, the continuation of the Agreement after its initial two-year term must be approved by: (i) the vote of the Board or shareholders of the Fund; and (ii) the vote of a majority of the Independent Trustees, cast at a meeting called for the purpose of voting on such approval. As discussed in greater detail below, in preparation for the Meetings, the Board requested from, and reviewed a wide variety of information provided by, the Adviser.

In addition to the written materials provided to the Board in advance of the Meetings, representatives from the Adviser provided the Board with an overview, during the March Meeting, of the Fund’s strategy, the services provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and operations. The Board considered the materials it received in advance of the Meetings, including a memorandum from legal counsel to the Trust regarding the responsibilities of the Board in considering the approval of the Agreement under the 1940 Act, and information conveyed during the Adviser’s oral presentation. The Board also considered the information about the Fund and the Adviser provided over the course of the prior year. The Board deliberated on the approval of the Agreement for an additional one-year period in light of this information. Throughout the process, the Board was afforded the opportunity to ask questions of, and request additional materials from, the Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the advisory arrangement and the Independent Trustees’ responsibilities relating thereto.

At the Meetings, the Board, including a majority of the Independent Trustees, evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services provided by the Adviser to the Fund; (ii) the Fund’s expenses and performance; (iii) the cost of the services provided and profits to be realized by the Adviser from the relationship with Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with its shareholders; (vi) any benefits derived by the Adviser from the relationship with the Fund, including any fall-out benefits enjoyed by the Adviser; and (vii) other factors the Board deemed relevant. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the advisory arrangement and the renewal of the Advisory Agreement.

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided under the Agreement, noting that the Adviser expected to continue to provide substantially similar investment management services to the Fund with respect to implementing the Fund’s investment program, including arranging for, or implementing, the purchase and sale of portfolio securities, monitoring adherence to the Fund’s investment restrictions, overseeing the activities of the service providers, monitoring compliance with various policies and procedures with applicable securities regulations, and monitoring the extent to which the Fund achieved its investment objective as an actively managed fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past and current reports from the Trust’s Chief Compliance Officer regarding her review of the Adviser’s compliance program, as well as the Board’s experience with the Adviser and the investment management services it has provided to the Fund. The Board noted that it had received a copy of the Adviser’s registration on Form ADV, as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity policy, and the services provided by the Adviser.

Historical Performance. The Board next considered the Fund’s performance. The Board observed that information regarding the Fund’s past investment performance, for periods ended December 31, 2022, had

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Alexis Practical Tactical ETF

Board Consideration and Approval of Advisory Agreement (Unaudited) (Continued)

been included in the Materials, including the Barrington Report, which compared the performance results of the Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in the Fund’s Morningstar category – U.S. Fund Tactical Allocation (the “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be the Fund’s most direct competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The Board considered that the funds included in the Selected Peer Group were described by the Adviser as the results of filtering the Category Peer Group for funds with: 1) performance greater than one year, and 2) asset under management greater than $10 million, and then second filtering of those results for funds with: 1) exceptionally high AFFE, and 2) no expenses.

The Board noted that, for the one-year and since inception periods ended December 31, 2022, the Fund’s performance outperformed its broad-based benchmark, the S&P 500 Index. (the “Benchmark”), before fees and expenses. The Board also noted that for the one-year period, the Fund outperformed the median for funds in the Peer Group and Category Peer Group. The Board further noted that for the one-year period, the Fund performed within the range of returns for the Selected Peer Group.

Cost of Services Provided and Profitability. The Board reviewed the expense ratio for the Fund and compared the expense ratio to its Peer Group and Category Peer Group as shown in the Barrington Report, as well as its Selected Peer Group.

The Board took into consideration that the Adviser charges a “unitary fee,” meaning the Fund pays no expenses except for the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board noted that the Adviser continued to be responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account analyses of the Adviser’s profitability with respect to the Fund.

The Board noted that the expense ratio for the Fund was equivalent to its unitary fee. The Board further noted that the expense ratio for the Fund was significantly lower than the median of its Peer Group and Category Peer Group. The Board also noted that the Fund’s expense ratio was within the range of the expense ratios for the Selected Peer Group.

Economies of Scale. The Board noted that it is not yet evident that the Fund has reached the size at which it has begun to realize economies of scale. The Board further noted that the Agreement provides for reasonably set breakpoints, each of which provides for a reduced advisory fee as the Fund’s assets increase, which help to ensure that any economies of scale realized in the future will be shared with the Fund and its shareholders. The Board also discussed the fact that while the benefit of the Fund’s unitary fee to the Fund and its shareholders may be most significant in the Fund’s initial years of operation when its assets are likely to be at their lowest levels, the unitary fee’s structure and amount should also help to ensure any future realized economies of scale are shared with the Fund and its shareholders over the life of the Fund. The Board stated that it would continue to monitor, among other factors, the reasonableness of the unitary fee and advisory fee breakpoints, the past and predicted growth of the Fund’s assets and expense of managing the Fund on day-to-day basis, and the Adviser’s profitability with respect to the Fund to determine whether the Fund has realized economies of scale and if so, whether those economies of scale have been equitably shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent

20

Alexis Practical Tactical ETF

Board Consideration and Approval of Advisory Agreement (Unaudited) (Continued)

Trustees, determined that the terms of the Agreement, including the compensation payable under the Agreement, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Agreement was in the best interests of the Fund and its shareholders.

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Alexis Practical Tactical ETF

Trustees and Officers of the Trust

May 31, 2023 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers, and is available, without charge upon request by calling 1-866-539-4383, or by visiting the Fund’s website at https://www.lexietf.com/.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	56	Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)
Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	56	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	56	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios)
Interested Trustee
Paul R. Fearday, CPA* Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008)	56	None

*   This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

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Alexis Practical Tactical ETF

Trustees and Officers of the Trust

May 31, 2023 (Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie G. Briody Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016)
Christi C. James Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018)
Jay S. Fitton Year of birth: 1970	Assistant Secretary	Indefinite term, May 2023	Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019 to 2022); Partner, Practus (2018 to 2019); Counsel, Drinker Biddle & Rather LLP (2016-2018)
23

Shareholder Expense Example

May 31, 2023 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (December 1, 2022 to May 31, 2023).

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/22	Ending Account Value 5/31/23	Annualized Expense Ratios	Expenses Paid During the Period(1)
LEXI
Actual	$1,000.00	$977.20	0.85%	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six-month period).
24

Alexis Practical Tactical ETF

Supplemental Information

May 31, 2023 (Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-866-LEXI-ETF (1-866-539-4383), or by visiting the Fund’s website at https://www.lexietf.com/.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling 1-866-LEXI-ETF (1-866-539-4383). Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling 1-866-LEXI-ETF (1-866-539-4383) and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at https://www.lexietf.com/.

Tax Information

The Fund designated 100.00% of its ordinary income distribution for the year ended May 31, 2023, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2023, 97.94% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

25

Alexis Practical Tactical ETF

Review of Liquidity Risk Management Program

May 31, 2023 (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series. At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

26

Privacy Policy

May 31, 2023 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

Alexis Investment Partners, LLC
103 Casterly Green Court
Montgomery, TX 77316

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Fund.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2023	FYE 5/31/2022
Audit Fees	$13,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

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	FYE 5/31/2023	FYE 5/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 5/31/2023	FYE 5/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.
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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	8/3/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	8/3/2023

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	8/3/2023

* Print the name and title of each signing officer under his or her signature.

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